Exhibit 10.1

LEXICON PHARMACEUTICALS, INC.
2017 NON-EMPLOYEE DIRECTORS’ EQUITY INCENTIVE PLAN

This Plan initially was established as the 2000 Non-Employee Directors’ Stock Option Plan, effective as of April 12, 2000 (the “2000 Non-Employee Directors’ Stock Option Plan”) which was adopted by the Board on February 3, 2000 and approved by the Company’s stockholders on March 15, 2000. The 2000 Non-Employee Directors’ Stock Option Plan, as amended, was subsequently amended and restated in its entirety and renamed the Non-Employee Directors’ Stock Option Plan (the “Non-Employee Directors’ Stock Option Plan”), which was adopted by the Board on February 27, 2009 and approved by the Company’s stockholders on April 23, 2009. A subsequent amendment to the Non-Employee Directors’ Stock Option Plan pursuant to which it was renamed the Non-Employee Directors’ Equity Incentive Plan (the “Non-Employee Directors’ Equity Incentive Plan”) was adopted by the Board on February 16, 2012 and approved by the Company’s stockholders on April 26, 2012. The Non-Employee Directors’ Equity Incentive Plan, as amended, was subsequently amended and restated in its entirety and renamed the 2017 Non-Employee Directors’ Equity Incentive Plan, which was adopted by the Board on February 9, 2017 and approved by the Company’s stockholders on April 27, 2017. A subsequent amendment to the 2017 Non-Employee Directors’ Equity Incentive Plan was adopted by the Board on October 25, 2018. An additional amendment to the 2017 Non-Employee Directors’ Equity Incentive Plan was adopted by the Board on February 11, 2021 and approved by the Company’s stockholders on April 29, 2021. The terms of this 2017 Non-Employee Directors' Equity Incentive Plan, as amended, shall supersede the terms of the 2000 Non-Employee Directors’ Stock Option Plan, Non-Employee Directors’ Stock Option Plan and Non-Employee Directors’ Equity Incentive Plan in their entirety.

1.    PURPOSES.

(a)    ELIGIBLE STOCK AWARD RECIPIENTS. The persons eligible to receive Stock Awards are the Non-Employee Directors of the Company.

(b)    AVAILABLE STOCK AWARDS. The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Nonstatutory Stock Options, (ii) Restricted Stock Awards and (iii) Restricted Stock Unit Awards.

(c)    GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.    DEFINITIONS.

(a)    “AFFILIATE” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)    “BOARD” means the Board of Directors of the Company.

(c)    “CODE” means the Internal Revenue Code of 1986, as amended.

(d)    “COMMON STOCK” means the common stock, par value $.001 per share, of the Company.

(e)    “COMPANY” means Lexicon Pharmaceuticals, Inc., a Delaware corporation.

(f)    “CONSULTANT” means any person other than a Director or Employee who is engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services.

(g)    “CONTINUOUS SERVICE” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

(h)    “DIRECTOR” means a member of the Board of Directors of the Company.

(i)    “DISABILITY” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(j)    “EMPLOYEE” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(k)    “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

(l)    “FAIR MARKET VALUE” means, as of any date, the value of the Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or traded on the Nasdaq Stock Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii)    In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board in such manner as it deems appropriate and as is consistent with the requirements of section 409A of the Code.

(m)    “NON-EMPLOYEE DIRECTOR” means a Director who is not an Employee.

(n)    “NONSTATUTORY STOCK OPTION” means an option to purchase Common Stock that is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o)    “OPTION” means a Nonstatutory Stock Option to purchase Common Stock granted pursuant to Section 6 of the Plan.

(p)    “PARTICIPANT” means any Non-Employee Director to whom a Stock Award is granted pursuant to the Plan.

(q)    “PLAN” means this Lexicon Pharmaceuticals, Inc. 2017 Non-Employee Directors’ Equity Incentive Plan.

(r)    “RESTRICTED STOCK AWARD” means a right to receive restricted Common Stock granted pursuant to Section 7(a) of the Plan.

(s)    “RESTRICTED STOCK UNIT AWARD” means a right to receive shares of Common Stock (or a cash payment equal to the Fair Market Value thereof) granted pursuant to Section 7(b) of the Plan.

(t)    “RULE 16B-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(u)    “SECURITIES ACT” means the Securities Act of 1933, as amended.

(v)    “STOCK AWARD” means any right granted under the Plan, including an Option, a Restricted Stock Award or a Restricted Stock Unit Award.

(w)    “STOCK AWARD AGREEMENT” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.    ADMINISTRATION.

(a)    ADMINISTRATION BY BOARD. The Board shall administer the Plan. The Board may not delegate administration of the Plan to a committee.

(b)    POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)    To determine from time to time which of the Non-Employee Directors shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a Non-Employee Director shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such Non-Employee Director.

(ii)    To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)    To amend the Plan or a Stock Award as provided in Section 12.

(iv)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

(c)    EFFECT OF BOARD’S DECISION. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.    SHARES SUBJECT TO THE PLAN.

(a)    SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in the Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate one million two hundred thousand (1,200,000) shares of Common Stock.

(b)    ANNUAL LIMIT ON STOCK AWARDS. No Participant shall be eligible to be granted Stock Awards with an aggregate grant date fair value (computed in accordance with the Company’s financial reporting policies) of more than $500,000 during any calendar year, taken together with any cash fees paid to such Participant in compensation for such Participant’s service on the Board during such calendar year.

(c)    REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without the shares of Common Stock issuable thereunder being issued in full, the shares of Common Stock not issued under such Stock Award shall revert to and again become available for issuance under the Plan. For clarity, shares subject to a Stock Award that are not delivered to a Participant because (i) such Participant’s right to purchase such shares subject to an Option are surrendered in payment of the exercise price for other shares subject to such Option in a “net exercise,” or (ii) such shares are withheld in satisfaction of the withholding of taxes incurred in connection with the exercise of an Option, or the issuance of shares under a Restricted Stock Award or Restricted Stock Unit Award, the shares so surrendered or withheld shall not remain available for subsequent issuance under the Plan.

(d)    SOURCE OF SHARES. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.    ELIGIBILITY.

Stock Awards may be granted under the Plan to all Non-Employee Directors.

6.    OPTION PROVISIONS.

    Each Option shall be in such form and shall contain such terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)    TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b)    EXERCISE PRICE. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c)    CONSIDERATION. The purchase price of stock acquired pursuant to an Option may be paid, to the extent permitted by applicable statutes and regulations, in any combination of (i) cash or check, (ii) delivery to the Company of other Common Stock, or (iii) surrender of Participant’s right to purchase shares subject to any Option with a term expiring in less than one (1) year from the date of exercise (valued, for such purposes, as the Fair Market Value of such surrendered shares on the date of exercise less the exercise price for such surrendered shares) in payment of the exercise price for other shares subject to such Option in a “net exercise” of such Option.

(d)    TRANSFERABILITY. An Option is not transferable, except (i) by will or by the laws of descent and distribution, (ii) by instrument to an inter vivos or testamentary trust, in a form accepted by the Company, in which the Option is to be passed to beneficiaries upon the death of the trustor (settlor) and (iii) by gift, in a form accepted by the Company, to a member of the “immediate family” of the Participant as that term is defined in 17 C.F.R. 240.16a-1(e). In addition, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option.

(e)    VESTING. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary.

(f)    TERMINATION OF CONTINUOUS SERVICE. In the event an Participant’s Continuous Service terminates (other than upon the Participant’s death or Disability), the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date six (6) months following the termination of the Participant’s Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Stock Award Agreement. If, after termination, the Participant does not exercise his or her Option within the time specified in the Stock Award Agreement, the Option shall terminate.

(g)    EXTENSION OF TERMINATION DATE. If the exercise of the Option following the termination of the Participant’s Continuous Service (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Participant’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(h)    DISABILITY OF PARTICIPANT. In the event an Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination or (ii) the expiration of the term of the Option as set forth in the Stock Award Agreement. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate.

(i)    DEATH OF PARTICIPANT. In the event (i) an Participant’s Continuous Service terminates as a result of the Participant’s death or (ii) the Participant dies within the three-month period after the termination of the Participant’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Participant was entitled to exercise the Option as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death, but only within the period ending on the earlier of (A) the date eighteen (18) months following the date of death or (B) the expiration of the term of such Option as set forth in the Stock Award Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

7.    PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a)    RESTRICTED STOCK AWARDS. Each Restricted Stock Award shall be in such form and shall contain such terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. The provisions of separate Restricted Stock Awards need not be identical, but each Restricted Stock Award shall include (through incorporation of provisions hereof by reference in the Restricted Stock Award or otherwise) the substance of each of the following provisions:

(i)    CONSIDERATION. Except as otherwise determined by the Board, no further consideration will be payable by the Participant upon grant of the Restricted Stock Award or delivery of each share of Common Stock subject to the Restricted Stock Award. Any such consideration to be paid by the Participant may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)    VESTING. At the time of the grant of a Restricted Stock Award, the Board may, but need not, determine that Shares of Common Stock acquired under a Restricted Stock Award shall be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board in its sole discretion.

(iii)    TERMINATION OF PARTICIPANT’S CONTINUOUS SERVICE. In the event a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Restricted Stock Award.

(iv)    TRANSFERABILITY. Rights under the Restricted Stock Award shall be transferable by the Participant only upon such terms and conditions as the Board shall determine in its sole discretion.

(b)    RESTRICTED STOCK UNIT AWARDS. Each Restricted Stock Unit Award shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Restricted Stock Unit Awards need not be identical, but each Restricted Stock Unit Award shall include (through incorporation of provisions hereof by reference in the Restricted Stock Unit Award or otherwise) the substance of each of the following provisions:

(i)    CONSIDERATION. Except as otherwise determined by the Board, no further consideration will be payable by the Participant upon grant of the Restricted Stock Unit Award or delivery of each share of Common Stock subject to the Restricted Stock Unit Award. Any such consideration to be paid by the Participant may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)    VESTING. At the time of the grant of a Restricted Stock Unit Award, the Board may, but need not, impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as determined by the Board in its sole discretion.

(iii)    PAYMENT. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board in its sole discretion.

(iv)    DIVIDEND EQUIVALENTS. Except as otherwise determined by the Board, dividend equivalents shall not be credited in respect of shares of Common Stock subject to a Restricted Stock Unit Award. If any such dividend equivalents are so credited, such dividend equivalents may be converted into additional shares of Common Stock subject to the Restricted Stock Unit Award in such manner as determined by the Board in its sole discretion. Any additional shares of Common Stock subject to the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award to which they relate.

(v)    TERMINATION OF PARTICIPANT’S CONTINUOUS SERVICE. Except as otherwise determined by the Board, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vi)    TRANSFERABILITY. Rights under the Restricted Stock Unit Award shall be transferable by the Participant only upon such terms and conditions as the Board shall determine in its sole discretion.

8.    COVENANTS OF THE COMPANY.

(a)    AVAILABILITY OF SHARES. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)    SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise, grant or vesting of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise or grant of such Stock Awards unless and until such authority is obtained.

9.    USE OF PROCEEDS FROM STOCK.

    Proceeds from the sale of Common Stock pursuant to any Stock Award shall constitute general funds of the Company.

10.     MISCELLANEOUS.

(a)    STOCKHOLDER RIGHTS. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such Participant has satisfied all requirements for the acquisition of shares of Common Stock underlying the Stock Award pursuant to its terms.

(b)    NO SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(c)    INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring the Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(d)    WITHHOLDING OBLIGATIONS. The Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

11.    ADJUSTMENTS UPON CHANGES IN STOCK.

(a)    CAPITALIZATION ADJUSTMENTS. If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and number of securities subject to the Plan pursuant to Section 4(a) and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. For clarity, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.

(b)    DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

(c)    ASSET SALE, MERGER, CONSOLIDATION OR REVERSE MERGER.

(i)    In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c) for those outstanding under the Plan).

(ii)    In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then the vesting of such Stock Awards shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event.

(iii)    In the event any surviving corporation or acquiring corporation assumes such Stock Awards or substitutes similar stock awards for those outstanding under the Plan but the Participant is not elected or appointed to the board of directors of the surviving corporation or acquiring corporation at the first meeting of such board of directors after such change in control event, then the vesting of such Stock Awards shall be accelerated by eighteen (18) months on the day after the first meeting of the board of directors of the surviving corporation or acquiring corporation.

(iv)    In the event any surviving corporation or acquiring corporation assumes such Stock Awards or substitutes similar stock awards for those outstanding under the Plan and the Participant is elected or appointed to the board of directors of the surviving corporation or acquiring corporation at the first meeting of such board of directors after such change in control event, then the vesting of such Stock Awards shall not be accelerated.

12.    AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a)    AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any Nasdaq or other securities exchange listing requirements.

(b)    STOCKHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

(c)    NO IMPAIRMENT OF RIGHTS. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(d)    AMENDMENT OF STOCK AWARDS. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e)    SUBSTITUTE AWARDS; NO REPRICING. Stock Awards may be granted in substitution or exchange for any other Stock Award granted under the Plan or under another plan of the Company or an Affiliate or any other right of an eligible person to receive payment from the Company or an Affiliate. Stock Awards may also be granted under the Plan in substitution for awards held by individuals who become eligible persons as a result of a merger, consolidation or acquisition of another entity or the assets of another entity by or with the Company or an Affiliate (“Substitute Awards”). Such Substitute Awards referred to in the immediately preceding sentence that are Options may have an exercise price that is less than the Fair Market Value of a share of Common Stock on the date of the substitution if such substitution complies with applicable laws (including rules regarding nonqualified deferred compensation) and exchange rules. Except as provided in this Section 12(e) or in Section 11, without the approval of the stockholders of the Company, the terms of outstanding Stock Awards may not be amended to (i) reduce the exercise price of an outstanding Option, (ii) grant a new Option or other Stock Award in substitution for, or upon the cancellation of, any previously granted Option that has the effect of reducing the exercise price thereof, (iii) exchange any Option for Common Stock, cash or other consideration when the exercise price or grant price per share of Common Stock under such Option exceeds the Fair Market Value of a share of Common Stock.

13.    TERMINATION OR SUSPENSION OF THE PLAN.

(a)    PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)    NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.    EFFECTIVE DATE OF PLAN.

    The Plan shall become effective as determined by the Board, but no Option shall be exercised and no Restricted Stock Award or Restricted Stock Unit Award shall be granted unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.    CHOICE OF LAW.

    All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Delaware, without regard to such state’s conflict of laws rules.